                                                                    EXHIBIT 25.1




= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------
                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                           ---------------------------
                       ESTERLINE TECHNOLOGIES CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                    13-2595091
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

500 108th Avenue
Bellevue, Washington                                        98004
(Address of principal executive offices)                    (Zip code)


Advanced Input Devices,            Delaware            82-               600 West Wilbur Avenue
Inc.                                                   0350830
                                                                         Coeur d'Alene, ID  83815


Amtech Automated                   Utah                87-               Esterline Technologies
 Manufacturing                                         0464546
  Technology
                                                                         500 108th Avenue NE, Ste. 1500

                                                                         Bellevue, WA  98004


Angus Electronics Co.              Delaware            35-               Esterline Technologies
                                                       1328303           500 108th Avenue NE, Ste. 1500
                                                                         Bellevue, WA  98004





Armtec Countermeasures             Delaware            48-               Armtec Defense Products Co.
 Co.                                                   1266479
                                                                         85-901 Avenue 53

                                                                         P.O. Box 848

                                                                         Coachella, CA  92236


Armtec Defense Products            Delaware            91-               85-901 Avenue 53
 Co.                                                   1458099
                                                                         P.O. Box 848

                                                                         Coachella, CA  92236


Auxitrol Co.                       Delaware            93-               Fluid Regulators Corporation
                                                       1078151
                                                                         313 Gillett Street

                                                                         Painesville, OH  44077

Boyar-Schultz                      Delaware            36-               Esterline Technologies
 Corporation                                           2808807
                                                                         500 108th Avenue NE, Ste. 1500

                                                                         Bellevue, WA  98004


BVR Technologies Co.               Delaware            16-               3358-60 Publishers Drive
                                                       1637404           Rockford, IL  61109


Equipment Sales Co.                Connecticut         06-               34 School Street, Suite 209
                                                       0664406           Foxboro, MA  02035


EA Technologies                    California          95-               Esterline Technologies
 Corporation                                           2241670
                                                                         500 108th Avenue NE, Ste. 1500

                                                                         Bellevue, WA  98004


Excellon U.K.                      California          95-               Esterline Technologies
                                                       2575445
                                                                         500 108th Avenue NE, Ste. 1500

                                                                         Bellevue, WA  98004


Fluid Regulators                   Ohio                34-               313 Gillett Street
 Corporation                                           1150544           Painesville, OH  44077


H.A. Sales Co.                     Delaware            02-               Esterline Technologies
                                                       0383507           500 108th Avenue NE, Ste. 1500

                                                                         Bellevue, WA  98004





Hytek Finishes Co.                 Delaware            91-               8127 S. 216th Street
                                                       1457724           Kent, WA  98032


Janco Corporation                  California          95-               3111 Winona Avenue
                                                       1522466           Burbank, CA  91504


Kirkhill-TA Co.                    California          95-               Headquarters
                                                       0903820           300 East Cypress Street
                                                                         Brea, CA  92821


Korry Electronics Co.              Delaware            91-               901 Dexter Avenue North
                                                       1458098           Seattle, WA  98109


Mason Electric Co.                 Delaware            91-               605 8th Street
                                                       1720628           San Fernando, CA  91340


McTaws Corporation                 Delaware            82-               600 West Wilbur Avenue
                                                       0473002
                                                                         Coeur d'Alene, ID  83815


MC Tech Co.                        Delaware            91-               Esterline Technologies
                                                       1457720
                                                                         500 108th Avenue NE, Ste. 1500

                                                                         Bellevue, WA  98004


Memtron Technologies               Delaware            91-               530 N. Franklin
 Co.                                                   1901140           P.O. Box 207
                                                                         Frankenmuth, MI  48734-0207


Norwich Aero Products,             New York            16-               50 O'Hara Drive
 Inc.                                                  1206875           Norwich, NY  13815


Pressure Systems, Inc.             Virginia            54-               34 Research Drive
                                                       1067384           Hampton, VA  23666


Pressure Systems                   Virginia            54-               34 Research Drive
 International, Inc.                                   1200358           Hampton, VA  23666


Sureseal Corporation               New York            16-               50 O'Hara Drive
                                                       1473790           Norwich, NY  13815


Surftech Finishes Co.              Delaware            91-               22436 72nd Avenue South
                                                       2035499           Kent, WA  98032


W.A. Whitney Co.                   Illinois            36-               650 Race Street
                                                       1805770           P.O. Box 1206
                                                                         Rockford, IL  61105

                                  -------------
                    7.75% Senior Subordinated Notes due 2013
                       (Title of the indenture securities)

1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------------------------------------

                       Name                                                        Address
-------------------------------------------------------------------------------------------------------------

    Superintendent of Banks of the State of                   2 Rector Street, New York, N.Y.
    New York                                                  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                          33 Liberty Plaza, New York, N.Y. 10045

    Federal Deposit Insurance Corporation                     Washington, D.C.  20429

    New York Clearing House Association                       New York, New York   10005

    (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of September, 2003.


                                        THE BANK OF NEW YORK


                                        By: /S/     ROBERT A. MASSIMILLO
                                            -----------------------------
                                            Name:   ROBERT A. MASSIMILLO
                                            Title:  VICE PRESIDENT

                                                                       EXHIBIT 7



                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                                                        Dollar Amounts
                                                                                                In Thousands
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin......                                         $4,257,371
 Interest-bearing balances..............................                                           6,048,782
Securities:
 Held-to-maturity securities.............................                                            373,479
 Available-for-sale securities...........................                                         18,918,169
Federal funds sold in domestic offices...................                                          6,689,000
Securities purchased under agreements to
 resell..................................................                                          5,293,789
Loans and lease financing receivables:
 Loans and leases held for sale..........................                                            616,186
 Loans and leases, net of unearned
   income................................................                                         38,342,282
 LESS: Allowance for loan and
   lease losses..........................................                                            819,982
 Loans and leases, net of unearned
   income and allowance..................................                                         37,522,300
Trading Assets...........................................                                          5,741,193
Premises and fixed assets (including capitalized
 leases).................................................                                            958,273
Other real estate owned..................................                                                441
Investments in unconsolidated subsidiaries and
 associated companies....................................                                            257,626
Customers' liability to this bank on acceptances
 outstanding.............................................                                            159,995
Intangible assets........................................
 Goodwill................................................                                          2,554,921
 Other intangible assets.................................                                            805,938
Other assets.............................................                                          6,285,971
                                                                                                 -----------
Total assets.............................................                                        $96,483,434
                                                                                                 ===========

LIABILITIES
Deposits:
 In domestic offices.....................................                                        $37,264,787
 Noninterest-bearing.....................................                                         15,357,289
 Interest-bearing........................................                                         21,907,498
 In foreign offices, Edge and Agreement
   subsidiaries, and IBFs................................                                         28,018,241
 Noninterest-bearing.....................................                                          1,026,601
 Interest-bearing........................................                                         26,991,640
Federal funds purchased in domestic
 offices.................................................                                            739,736
Securities sold under agreements to repurchase...........                                            465,594
Trading liabilities......................................                                          2,456,565
Other borrowed money:
 (includes mortgage indebtedness and obligations
 under capitalized leases)...............................                                          8,994,708
Bank's liability on acceptances executed and
 outstanding.............................................                                            163,277
Subordinated notes and debentures........................                                          2,400,000
Other liabilities........................................                                          7,446,726
                                                                                                 -----------
Total liabilities........................................                                        $87,949,634
                                                                                                 ===========

Minority interest in consolidated
 subsidiaries............................................                                            519,472


EQUITY CAPITAL
Perpetual preferred stock and related
 surplus.................................................                                                  0
Common stock.............................................                                          1,135,284
Surplus..................................................                                          2,056,273
Retained earnings........................................                                          4,694,161
Accumulated other comprehensive income...................                                            128,610
Other equity capital components..........................                                                  0
-------------------------------------------------------------------------------------------------------------
Total equity capital.....................................                                          8,014,328
                                                                                                 -----------
Total liabilities minority interest and equity capital...                                        $96,483,434
                                                                                                 ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                       Thomas J. Mastro,
                                   Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                    Directors
Alan R. Griffith